FINANCIAL INCOME (EXPENSES), net (Tables)	12 Months Ended
Dec. 31, 2023
FINANCIAL INCOME (EXPENSES), net
Schedule of financial income (expenses), net

	Year Ended December 31,
	2023	2022	2021

	U.S dollars in thousands
Financial income:
Fair value gains on derivative financial instruments	—	13,422	—
Gains on extinguishment of debt obligations by transfer of the rights in Movantik	20,585	—	—
Other Income	210	—	—
Interest from bank deposits	94	140	51
	20,889	13,562	51
Financial expenses:
Interest for lease liabilities	367	430	395
Issuance cost in respect of warrants	2,034	958	—
Loss from changes in exchange rates	115	40	28
Fair value loss on derivative financial instruments	5,569	—	—
Loss from modification of warrants terms as part of a new issuance, see notes 17(b) and 17(d)	1,459	—	—
Interest expenses related to borrowing and payable in respect of intangible assets purchase	—	40,903	16,172
Other	61	56	65
	9,605	42,387	16,660
Financial income (expenses), net	11,284	(28,825)	(16,609)